EXHIBIT 0


                            AGREEMENT OF JOINT FILING

         In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of an amended Statement on Schedule 13D, and any amendments thereto, with respect to the Common Stock of GSI Commerce, Inc. (formerly known as Global Sports, Inc.), and that this Agreement be included as an Exhibit to such filing.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

         IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of February 19, 2003.

                                             SOFTBANK CAPITAL PARTNERS LP
                                             By: SOFTBANK CAPITAL PARTNERS LLC,
                                                 its General Partner


                                             By: /s/ Ronald D. Fisher
                                                 -------------------------------
                                                 Name:  Ronald D. Fisher
                                                 Title: Managing Member



                                             SOFTBANK CAPITAL LP
                                             By: SOFTBANK CAPITAL PARTNERS LLC,
                                                 its General Partner


                                             By: /s/ Ronald D. Fisher
                                                 -------------------------------
                                                 Name:  Ronald D. Fisher
                                                 Title: Managing Member



                                             SOFTBANK CAPITAL PARTNERS LLC


                                             By: /s/ Ronald D. Fisher
                                                 -------------------------------
                                                 Name:  Ronald D. Fisher
                                                 Title: Managing Member


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                                             SB CAPITAL MANAGERS LLC



                                             By: /s/ Ronald D. Fisher
                                                 -------------------------------
                                                 Name:  Ronald D. Fisher
                                                 Title: Manager and Investment
                                                        Manager



                                             SOFTBANK CAPITAL PARTNERS
                                             INVESTMENT INC.


                                             By: /s/ Ronald D. Fisher
                                                 -------------------------------
                                                 Name:  Ronald D. Fisher
                                                 Title: Managing Member



                                             CHARLES R. LAX


                                             By: /s/ Charles R. Lax
                                                 -------------------------------



                                             RONALD D. FISHER


                                             By: /s/ Ronald D. Fisher
                                                 -------------------------------



                                             SOFTBANK HOLDINGS INC.


                                             By: /s/ Francis B. Jacobs, II
                                                 -------------------------------
                                                 Name:  Francis B. Jacobs, II
                                                 Title: Vice President


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                                             SOFTBANK CORP.



                                             By: /s/ Ronald D. Fisher
                                                 -------------------------------
                                                 Name:  Ronald D. Fisher
                                                 Title: Attorney-in-Fact



                                             MASAYOSHI SON


                                             By: /s/ Ronald D. Fisher
                                                 -------------------------------
                                                 Name:  Ronald D. Fisher
                                                 Title: Attorney-in-Fact






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